                                                                   EXHIBIT 99.1
--------------------------------------------------------------------------------

     DISTRIBUTION STATEMENT

     Norwest Auto Trust 96-A
     Distribution Date:                   12/16/96
     Collection Period:        10/25/96 - 11/30/96

         Interest  Beginning        Interest        Interest    Interest   Principal      Principal      Ending           Total
  Class    Rate     Balance         Accrual       Distribution  Shortfall Distribution    Shortfall     Balance        Distribution
  ---------------------------------------------------------------------------------------------------------------------------------
   A-1   5.465%     350,000,000.00  1,753,351.17   1,753,351.17   0.00    51,069,265.60     0.00      298,930,734.40  52,822,619.77
   A-2   5.800%     340,000,000.00  1,752,888.89   1,752,888.89   0.00             0.00     0.00      340,000,000.00   1,752,888.89
   A-3   5.900%     220,000,000.00  1,153,777.78   1,153,777.78   0.00             0.00     0.00      220,000,000.00   1,153,777.78
   A-4   6.100%     120,140,000.00    651,425.78     651,425.78   0.00             0.00     0.00      120,140,000.00     651,425.78

NOTEHOLDER
  TOTALS          1,030,140,000.00  5,311,446.61   5,311,446.61   0.00    51,069,265.60     0.00      979,070,734.40  56,380,712.21


   B     6.30%       34,606,052.70    193,793.90     193,793.90   0.00             0.00     0.00       34,606,052.70     193,793.90

CERTIFICATEHOLDER
  TOTALS             34,606,052.70    193,793.90     193,793.90   0.00             0.00     0.00       34,606,052.70     193,793.90

TOTAL
  DISTRIBUTION    1,064,746,052.70  5,505,240.51   5,505,240.51   0.00    51,069,265.60     0.00    1,013,676,787.10  56,574,506.11



--------------------------------------------------------------------------------

                                                                    EXHIBIT 99.1

                              NORWEST AUTO TRUST
                                      96-A
                             SERVICER CERTIFICATE


DISTRIBUTION DATE:           12/16/96
COLLECTION PERIOD:     10/25/96 - 11/30/96
DEPOSIT DATE:                12/13/96
DETERMINATION DATE:          12/12/96
TRANSFER DATE:               12/16/96

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.





I.   COLLECTION ACCOUNT SUMMARY

     A. Available Funds:
          Available Interest                                     9,605,448.04
          Available Principal                                   51,069,265.60
          Reserve Account Transfer Amount                                0.00
          Certificate Interest Shortfall Amount                          0.00
                                                              -----------------
        Total Available Funds                                   60,674,713.64
                                                              -----------------
                                                              -----------------

     B. Amounts Payable on Distribution Date:
          Reimbursement of prior Servicer Advances                       0.00
          Basic Servicing Fee                                    1,064,746.05
          Noteholders' Interest Distributable Amount             5,311,446.61
          Noteholders' Principal Distributable Amount           51,069,265.60
          Certificateholders' Interest Distributable Amount        193,793.90
          Certificateholders' Principal Distributable Amount             0.00
          Deposits to Reserve Fund                               3,035,461.48
                                                              -----------------

        Total Amounts Payable on Distribution Date              60,674,713.64
                                                              -----------------
                                                              -----------------

II.   COLLECTED FUNDS

        Available Interest
           Interest Collections                          9,605,448.04
          Advances made by Servicer less outstanding
            advances reimbursed                                  0.00
                                                       ----------------
                                                                            9,605,448.04

        Available Principal
          Scheduled Principal                           31,893,890.01
          Prepaid Principal                             19,175,375.59
          Net Liquidation Proceeds                               0.00
          Repurchase Amount allocable to principal               0.00
          Forced Placed Insurance Advances                       0.00
                                                       ----------------
                                                                           51,069,265.60
                                                                         ----------------
        Total Collected Funds                                              60,674,713.64
                                                                         ----------------
                                                                         ----------------

III.  LIQUIDATION PROCEEDS

          Gross amount received with respect to
             liquidated Receivables before becoming
             Defaulted Receivable                                0.00

          less: the related out of pocket expenses
          paid by or on behalf of the Servicer to
          third parties in connections with
          liquidation                                            0.00
                                                       ----------------

        Net Liquidation Proceeds                                                    0.00
                                                                         ----------------
                                                                         ----------------

III.  CALCULATION OF ADVANCES

        Current Month Servicer Advance                           0.00
        Reimbursement of Prior Month's Servicer
          Advance                                                0.00
                                                       ----------------

        Net Servicer Advance                                                        0.00
                                                                         ----------------
                                                                         ----------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTION AMOUNT

        Available Principal                             51,069,265.60
        Charged Off Balances                                     0.00

        Total Principal Distribution Amount                                51,069,265.60
                                                                         ----------------
                                                                         ----------------

V.    CALCULATION OF SERVICING FEES

Pool Balance as of the first day of the
               Collection Period                       1,064,746,052.70

        Servicing Fee Rate                                     .0010000
                                                       -----------------
        Servicing Fee                                      1,064,746.05
                                                       -----------------
                                                       -----------------

VI.   PURCHASES

        Receivables purchased during Collection Period
        Loan Number             Receivable Balance
        -----------             ------------------
        none

VII.  ADDITIONAL RECEIVABLES INFORMATION

        Beginning Pool Balance                          1,064,746,052.70
        Ending Pool Balance                             1,013,676,787.10

        Beginning Number of Receivables                          118,295
        Number of Receivable Payoffs/Defaulted
           Receivables/Repurchases                                 2,964
        Ending Number of Receivables                             115,331

        Initial Weighted Average Maturity               Not available
        Current Weighted Average Maturity               Not available

        Initial Weighted Average Contract Rate                     9.79%
        Current Weighted Average Contract Rate                     9.79%

PERFORMANCE INFORMATION

VIII. DELINQUENCY RATIO

        Principal Balance of Receivables 60 or more
        days delinquent                                                                   419,371.97

        Pool Balance as of the end of the
         Collection Period                                                          1,013,676,787.10

        Delinquency Ratio                                                                      0.04%
                                                                                    ----------------
                                                                                    ----------------

IX.   AVERAGE DELINQUENCY RATIO

        Delinquency Ratio - Current Collection Period                   0.04%

        Delinquency Ratio - preceding Collection Period                   N/A

        Delinquency Ratio - second preceding Collection Period            N/A

        Average Delinquency Ratio                                                              0.04%
                                                                                    ----------------
                                                                                    ----------------

X.    AGGREGATE NET LOSS

        Principal charged off during Collection Period                  0.00

        less:  Recoveries of previously Defaulted Receivables
         received during Collection Period                              0.00
                                                                  ----------

        Net Loss for Collection Period                                                          0.00
                                                                                    ----------------
                                                                                    ----------------

XI.   NET LOSS RATIO

        Aggregate Net Losses for Collection Period                                              0.00

        Average Pool Balance for Collection Period                                  1,039,211,419.90

        Net Loss Ratio                                                                          0.00
                                                                                    ----------------
                                                                                    ----------------

XII.  AVERAGE NET LOSS RATIO

        Net Loss Ratio - current Collection Period                      0.00

        Net Loss Ratio - preceding Collection Period                     N/A

        Net Loss Ratio - second preceding Collection Period              N/A

        Average Net Loss Ratio                                                                  0.00
                                                                                    ----------------
                                                                                    ----------------

CREDIT ENHANCEMENT INFORMATION

XIII. RESERVE FUND INFORMATION

        Beginning Balance                                                              18,633,055.92
        Deposit to the Reserve Fund                                                     3,035,461.48
        less:  Transfer to Collection Account
               Release to Seller

        Ending Balance                                                                 21,668,517.40
                                                                                    ----------------
                                                                                    ----------------

        Required Balance                                                               32,944,495.58
                                                                                    ----------------
                                                                                    ----------------

        Certificate Interest Reserve Amount                                               545,045.33
                                                                                    ----------------
                                                                                    ----------------

IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 9th day of December 1996.


                                      NORWEST BANK MINNESOTA, N.A.
                                      as Servicer

                                      By: /s/ Marianna C. Stershic
                                         -------------------------------
                                      Title: Corporate Trust Officer